Execution Version

GUARANTEE AND COLLATERAL AGREEMENT

made by
each of the Grantors (as defined herein)
in favor of

KeyBank National Association,
as Administrative Agent

Dated as of June 2, 2014

TABLE OF CONTENTS                                        Page
ARTICLE I Definitions                                        1

Section 1.01	Definitions. 1

Section 1.02	Other Definitional Provisions; References 5
ARTICLE II Guarantee                                        5

Section 2.01	Guarantee. 5

Section 2.02	Payments 6

Section 2.03	Reinstatement 6
ARTICLE III Grant of Security Interest                                7

Section 3.01	Grant of Security Interest 7

Section 3.02	Transfer of Pledged Securities 8

Section 3.03	Grantors Remain Liable under Accounts, Chattel Paper and Payment Intangibles
8

Section 3.04	Pledged Securities 8
ARTICLE IV Acknowledgments, Waivers and Consents                        9

Section 4.01	Acknowledgments, Waivers and Consents 9

Section 4.02	No Subrogation, Contribution or Reimbursement 11
ARTICLE V Representations and Warranties                                12

Section 5.01	Representations in Credit Agreement 12

Section 5.02	Benefit to the Guarantor 12

Section 5.03	Title; No Other Liens 12

Section 5.04	Perfected First Priority Liens 12

Section 5.05	Legal Names, Organizational Status, Chief Executive Office 13

Section 5.06	Instruments and Chattel Paper 13

Section 5.07	Collateral Locations 13

Section 5.08	Certain Property 13

Section 5.09	Investment Property 13

Section 5.10	Receivables 14

Section 5.11	Securities Accounts, Commodities Accounts and Deposit Accounts 14

Section 5.12	Letters of Credit 15

Section 5.13	Intellectual Property 15

Section 5.14	Drilling Rigs 15
ARTICLE VI Covenants                                        16

Section 6.01	Covenants in Credit Agreement 16

Section 6.02	Delivery and Control of Instruments, Investment Property, Certificated Securities, Letter-of-Credit Rights and Chattel Paper 16

Section 6.03	Maintenance of Perfected Security Interest; Further Documentation 17

Section 6.04	Investment Property 18

Section 6.05	Commercial Tort Claims 20

Section 6.06	Receivables 20

Section 6.07	Keepwell 20

Section 6.08	Intellectual Property 21

Section 6.09	Inventory and Equipment 22
ARTICLE VII Remedial Provisions                                    23

Section 7.01	Investment Property 23

Section 7.02	Collections on Accounts, Etc. 24

Section 7.03	Proceeds 24

Section 7.04	New York UCC and Other Remedies 25

Section 7.05	Registration; Private Sales of Pledged Securities 26

Section 7.06	Waiver; Deficiency 27

Section 7.07	Non-Judicial Enforcement 27

Section 7.08	License 27
ARTICLE VIII The Administrative Agent                                28

Section 8.01	Administrative Agent’s Appointment as Attorney-in-Fact, Etc. 28

Section 8.02	Duty of Administrative Agent 29

Section 8.03	Execution of Financing Statements 30

Section 8.04	Authority of Administrative Agent 31
ARTICLE IX Subordination of Indebtedness                                31

Section 9.01	Subordination of All Guarantor Claims 31

Section 9.02	Claims in Bankruptcy 31

Section 9.03	Payments Held in Trust 31

Section 9.04	Liens Subordinate 32

Section 9.05	Notation of Records 32
ARTICLE X Miscellaneous                                        32

Section 10.01	Waiver 32

Section 10.02	Notices 32

Section 10.03	Successors and Assigns 33

Section 10.04	Severability 33

Section 10.05	Counterparts 33

Section 10.06	Survival; Revival; Reinstatement 33

Section 10.07	Headings 34

Section 10.08	No Oral Agreements 34

Section 10.09	Governing Law; Submission to Jurisdiction 34

Section 10.10	EXCULPATION PROVISIONS 35

Section 10.11	Additional Grantors 35

Section 10.12	Set-Off 35

Section 10.13	Releases 36

Section 10.14	No Third Party Beneficiaries 36
SCHEDULES:

1.	Notice Addresses of Guarantors

2.	Description of Investment Property

3.	Filings and Other Actions Required to Perfect Security Interests

4.	Legal Name, Jurisdiction of Organization, Organizational Identification Number, Taxpayor Identification Number, Location of Chief Executive Office, Prior Names and Prior Chief Executive Office

5.	Collateral Locations

6.	Certain Property

7.	Securities Accounts, Commodity Accounts and Deposit Accounts

8.	Letters of Credit

9.	Intellectual Property

10.	Rigs

11.	Commercial Tort Claims
ANNEX:
1.    Form of Assumption Agreement

This GUARANTEE AND COLLATERAL AGREEMENT, dated as of June 2, 2014, is made by Miller Energy Resources, Inc., a Tennessee corporation (the “Borrower”), and each of the other signatories hereto other than the Administrative Agent (the Borrower and each of the other signatories hereto other than the Administrative Agent, together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of KeyBank National Association, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement, dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders, the Administrative Agent, and the other parties party thereto.
RECITALS
A.    Pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein.

B.    One or more of the Lenders or Affiliates of such Lenders have or may from time to time enter into Cash Management Agreements or Secured Swap Agreements with the Borrower and/or each Guarantor.

C.    The Borrower is a member of an affiliated group of companies that includes each other Grantor.

D.    The proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses.

E.    The Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement and from the Cash Management Agreements and Secured Swap Agreements.

F.    It is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the benefit of the Secured Parties.

G.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders and other Secured Parties to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

ARTICLE I
DEFINITIONS
Section 1.01.    Definitions.

(a)    As used in this Agreement, each term defined above shall have the meaning indicated above. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms as well as all uncapitalized terms which are defined in the New York UCC on the date hereof are used herein as so defined: Accounts, As-extracted collateral, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Securities Account, Securities Intermediary, Security Entitlement, Supporting Obligations, Tangible Chattel Paper, and Uncertificated Security.

(b)    The following terms shall have the following meanings:

“Account Debtor” means a Person (other than any Grantor) obligated on an Account, Chattel Paper, or General Intangible.
“Agreement” means this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.
“Alaska Receivable” means any right of any Grantor to receive payment from the State of Alaska as a tax rebate, tax credit or other tax-related receivable payable to any Grantor in accordance with the laws of Alaska.

“Collateral” shall have the meaning assigned such term in Section 3.01.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute.
“Control Agreement” means a control agreement, in form and substance reasonably satisfactory to Administrative Agent, among a Grantor, Administrative Agent, the Second Lien Administrative Agent and the applicable bank, Securities Intermediary or Commodity Intermediary, as applicable, with respect to a Deposit Account, Securities Account or Commodity Account, as applicable.
“Copyright Licenses” means all written agreements naming any Grantor as licensor or licensee, including those listed on Schedule 9, granting any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.
“Copyrights” means all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, including those listed on Schedule 9, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.
“Excluded Property” means (a) any Equipment subject to a purchase money security interest or equipment or capital lease if and to the extent that the creation of a security interest in the right, title or interest of the Grantor in such Equipment would cause or result in a default under any contractual provision or other restriction; (b) any rights or interest in any contract to which Grantor is a party, or any license, permit or franchise or covering real or personal property of the Grantor if, under the terms of the contract, license, permit or franchise or applicable law, the grant of a security interest or other Lien therein is prohibited as a matter of law, or under the terms of the contract, license, permit or franchise and that prohibition has not been effectively waived or the consent of the other party(ies) to such contract, license, permit or franchise has not been obtained, but the foregoing exclusions in no way will be construed (i) to apply to the extent that any described prohibition is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the New York UCC (as same may be limited by other applicable law) or other applicable law, or (ii) to limit, impair or otherwise affect the continuing security interests of the Secured Parties in and Liens upon any rights or interests of the Grantors in or to (i) monies due or to become due under any described contract, license, permit or franchise (including any Accounts), or (ii) any proceeds from the sale, license, lease, or other dispositions of any such contract or license; (c) “intent to use” trademark applications; (d) the Equity Interests of any Excluded Subsidiary; and (e) only for so long as that certain Security Agreement, dated effective as of February 1, 2012, among Cook Inlet Energy, LLC, Cook Inlet Region, Inc., and the State of Alaska Department of Natural Resources as in effect on the date hereof continues to be in effect, the “Collateral” as defined therein; provided, however, that (A) Excluded Property shall not include any Proceeds of any item of General Intangibles, and (B) any item of General Intangibles that at any time ceases to satisfy the criteria for Excluded Property (whether as a result of the applicable Grantor obtaining any necessary consent, any change in any rule of law, statute or regulation, or otherwise), shall no longer be Excluded Property.
“Excluded Subsidiary” means each of (a) Miller Energy Income 2009-A, LP, a Delaware limited partnership, (b) Miller Energy Drilling 2009-A, LP, a Delaware limited partnership, (c) Pellissippi Pointe, L.L.C., a Tennessee limited liability company and (d) Pellissippi Pointe II, LLC, a Tennessee limited liability company.
“Guarantors” means, collectively, each Grantor other than the Borrower.
“Indemnitees” shall the meaning assigned to such term in Section 8.02.
“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, inventions, trade secrets, know-how, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.
“Intercompany Notes” means any promissory note evidencing loans made by any Grantor to any other Grantor.
“Investment Property” means the collective reference to (a) all “investment property” as such term is defined in Section 9-102 of the New York UCC, (b) all “financial assets” as such term is defined in Section 8-102(a)(9) of the New York UCC, and (c) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Securities.

“Issuers” means, collectively, each issuer of a Pledged Security.
“Material Intellectual Property” means (a) any Intellectual Property registered, issued or subject to an application for registration or issuance with the United States Patent and Trademark Office or the United States Copyright Office or is registered, issued or subject to an application for registration or issuance in any similar office or agency within or outside the United States, and (b) any unregistered Intellectual Property that is material to the use and operation of any of the Collateral or the business, prospects, operations, results of operations or condition (financial or otherwise) of any Grantor.

“New York UCC” means the Uniform Commercial Code, as it may be amended, from time to time in effect in the State of New York.
“Patent Licenses” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including any of the foregoing referred to in Schedule 9.
“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including any of the foregoing referred to in Schedule 9, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including any of the foregoing referred to in Schedule 9, and (c) all rights to obtain any reissues or extensions of the foregoing.
“Platform Rig” means a certain 2000 H.P. Offshore/Onshore Winterized SCR Drilling Rig known as “Rig #35”, which was constructed by Voorhees Equipment and Consulting, Inc.

“Pledged Notes” means all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.
“Pledged Securities” means: (a) the equity interests described or referred to in Schedule 2; and (b) (i) the certificates or instruments, if any, representing such equity interests, (ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity interests, (iii) all replacements, additions to and substitutions for any of the property referred to in this definition, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the property referred to in this definition and (v) all books and records relating to any of the property referred to in this definition.
“Qualified Keepwell Provider” means, in respect of any Secured Swap Agreement, each Grantor that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Secured Swap Agreement, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Secured Swap Agreement at such time by entering into a keepwell pursuant to Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Receivable” means all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Property, together with all rights of the Grantors, if any, in any goods or other property giving rise to such right to payment and all supporting obligations related thereto.
“Securities Act” means the Securities Act of 1933, as amended.
“Security Termination” means the occurrence of each the following: (a) the Secured Obligations (other than contingent obligations that have not yet matured) are paid in full in cash (including interest accruing during the pendency of an insolvency or liquidation proceeding, regardless of whether allowed or allowable in such insolvency or liquidation proceeding) and premium, if any, on all Loans outstanding under the Credit Agreement, (b) no Letter of Credit shall be outstanding (except to the extent cash collateralized in a manner satisfactory to the Administrative Agent and the Issuing Bank), (c) the Credit Agreement and the Commitments are terminated and (d) all Secured Swap Agreements secured hereby are either novated, terminated and paid in full or the Grantor party thereto has collateralized its obligations under such Secured Swap Agreement to the satisfaction of the counterparty to such Secured Swap Agreement.
“Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and, in any event including, without limitation, the vehicles listed on Schedule 6 and all tires and other appurtenances to any of the foregoing.
Section 1.02.    Other Definitional Provisions; References. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The gender of all words shall include the masculine, feminine, and neuter, as appropriate. The words “herein,” “hereof,” “hereunder” and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Section shall be deemed to refer to the applicable Section of this Agreement unless otherwise stated herein. Any reference herein to an exhibit, schedule or annex shall be deemed to refer to the applicable exhibit, schedule or annex attached hereto unless otherwise stated herein. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

ARTICLE II
GUARANTEE

Section 2.01.    Guarantee.

(a)    Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and each of their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower and the Guarantors when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations. Each Guarantor agrees that its guarantee hereunder constitutes a guaranty of payment and performance when due and not of collection, and waives any right to require that any resort be made by the Administrative Agent or the Secured Parties to any of the Collateral, any other Person or any other security.

(b)    Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

(c)    Each Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Article II or affecting the rights and remedies of the Administrative Agent or any Secured Party hereunder.

(d)    Each Guarantor agrees that if the maturity of any of the Secured Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this guarantee without demand or notice to such Guarantor. The guarantee contained in this Article II shall remain in full force and effect until Security Termination, notwithstanding that from time to time during the term of the Credit Agreement, no Secured Obligations may be outstanding.

(e)    No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the Secured Obligations up to the maximum liability of such Guarantor hereunder until Security Termination.

Section 2.02.    Payments. Each Guarantor hereby agrees and guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in dollars that constitute immediately available funds at the principal office of the Administrative Agent specified pursuant to the Credit Agreement.

Section 2.03.    Reinstatement. The guarantee contained in this Article 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

ARTICLE III
GRANT OF SECURITY INTEREST

Section 3.01.    Grant of Security Interest. Each Grantor hereby pledges, assigns, transfers and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(a)    all Accounts;

(b)    all Chattel Paper (whether Tangible Chattel Paper or Electronic Chattel Paper);

(c)    all Commercial Tort Claims listed on Schedule 11 hereto;

(d)    all Deposit Accounts other than payroll, withholding tax and other fiduciary Deposit Accounts;

(e)    all Documents;

(f)    all General Intangibles (including, without limitation, rights in and under any Swap Agreements and any Alaska Receivable);

(g)    all Goods (including, without limitation, all Inventory and all Equipment (including, the Platform Rig and the other drilling rigs set forth on Schedule 10));

(h)    all Instruments;

(i)    all Investment Property;

(j)    all Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing);

(k)    all Pledged Securities;

(l)    all Supporting Obligations;

(m)    all books and records pertaining to the Collateral;

(n)    all Vehicles and title documents with respect to Vehicles;

(o)    all Intellectual Property;

(p)    to the extent not otherwise included, any other property insofar as it consists of personal property of any kind or character defined in and subject to the New York UCC; and

(q)    to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, guarantees and other Supporting Obligations given with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (a) through (p) above, the Collateral will not include any Excluded Property.
Section 3.02.    Transfer of Pledged Securities. All certificates and instruments representing or evidencing Pledged Securities shall be delivered to and held pursuant hereto by the Administrative Agent or a Person designated by the Administrative Agent and, in the case of an instrument or certificate in registered form, shall be duly indorsed to the Administrative Agent or in blank by an effective indorsement (whether on the certificate or instrument or on a separate writing), and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Securities to the Administrative Agent. Notwithstanding the preceding sentence, all Pledged Securities so registered must be delivered or transferred in such manner, and each Grantor shall take all such further action as may be reasonably requested by the Administrative Agent, as to permit the Administrative Agent to be a “protected purchaser” to the extent of its security interest as provided in Section 8-303 of the New York UCC (if the Administrative Agent otherwise qualifies as a protected purchaser).

Section 3.03.    Grantors Remain Liable under Accounts, Chattel Paper and Payment Intangibles. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts, Chattel Paper and Payment Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, Chattel Paper or Payment Intangible. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any such other Secured Party of any payment relating to such Account, Chattel Paper or Payment Intangible, pursuant hereto, nor shall the Administrative Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 3.04.    Pledged Securities. The granting of the foregoing security interest does not make the Administrative Agent or any Secured Party a successor to Grantor as a partner or member in any Issuer that is a partnership, limited partnership or limited liability company, as applicable, and neither the Administrative Agent, any Secured Party, nor any of their respective successors or assigns hereunder shall be deemed to have become a partner or member in any Issuer, as applicable, by accepting this Agreement or exercising any right granted herein unless and until such time, if any, when any such Person expressly becomes a partner or member in any Issuer, as applicable, and complies with any applicable transfer provisions set forth in the charter or organizational documents relating to an applicable Pledged Security after a foreclosure thereon.

ARTICLE IV
ACKNOWLEDGMENTS, WAIVERS AND CONSENTS

Section 4.01.    Acknowledgments, Waivers and Consents.

(a)    Each Grantor acknowledges and agrees that the obligations undertaken by it under this Agreement involve the guarantee and the provision of collateral security for the obligations of Persons other than such Grantor and that such Grantor’s guarantee and provision of collateral security for the Secured Obligations are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and furtherance of the foregoing, each Grantor understands and agrees, to the fullest extent permitted under applicable law and except as may otherwise be expressly and specifically provided in the Loan Documents, that each Grantor shall remain obligated hereunder (including, without limitation, with respect to the guarantee made by such Grantor hereby and the collateral security provided by such Grantor herein) and the enforceability and effectiveness of this Agreement and the liability of such Grantor, and the rights, remedies, powers and privileges of the Administrative Agent and the other Secured Parties under this Agreement and the other Loan Documents shall not be affected, limited, reduced, discharged or terminated in any way:

(i)    notwithstanding that, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, (A) any demand for payment of any of the Secured Obligations made by the Administrative Agent or any other Secured Party may be rescinded by the Administrative Agent or such other Secured Party and any of the Secured Obligations continued; (B) the Secured Obligations, the liability of any other Person upon or for any part thereof or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by, or any indulgence or forbearance in respect thereof granted by, the Administrative Agent or any other Secured Party; (C) the Credit Agreement, the other Loan Documents, any Secured Swap Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part in accordance with the terms thereof; (D) any Grantor or any other Person may from time to time accept or enter into new or additional agreements, security documents, guarantees or other instruments in addition to, in exchange for or relative to, any Loan Document or Secured Swap Agreement, all or any part of the Secured Obligations or any Collateral now or in the future serving as security for the Secured Obligations; (E) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released; and (F) any other event shall occur which constitutes a defense or release of sureties generally; and

(ii)    without regard to, and each Grantor hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising by reason of, (A) the illegality, invalidity or unenforceability of the Credit Agreement, any other Loan Document, any Secured Swap Agreement, any of the Secured Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Secured Party, (B) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor or any other Person against the Administrative Agent or any other Secured Party, (C) the insolvency, bankruptcy arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of any Grantor or any other Person at any time liable for the payment of all or part of the Secured Obligations or the failure of the Administrative Agent or any other Secured Party to file or enforce a claim in bankruptcy or other proceeding with respect to any Person; or any sale, lease or transfer of any or all of the assets of the any Grantor, or any changes in the shareholders of any Grantor; (D) the fact that any Collateral or Lien contemplated or intended to be given, created or granted as security for the repayment of the Secured Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by each of the Grantors that it is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral for the Secured Obligations; (E) any failure of the Administrative Agent or any other Secured Party to marshal assets in favor of any Grantor or any other Person, to exhaust any collateral for all or any part of the Secured Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against any Grantor or any other Person or to take any action whatsoever to mitigate or reduce any Grantor’s liability under this Agreement or any other Loan Document; (F) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (G) the possibility that the Secured Obligations may at any time and from time to time exceed the aggregate liability of such Grantor under this Agreement; or (H) any other circumstance or act whatsoever (with or without notice to or knowledge of any Grantor), which constitutes, or might be construed to constitute, an equitable or legal discharge or defense of the Borrower for the Secured Obligations, or of such Grantor under the guarantee contained in Article II or with respect to the collateral security provided by such Grantor herein, or which might be available to a surety or guarantor, in bankruptcy or in any other instance.

(b)    Each Grantor hereby waives to the extent permitted by law: (i) except as expressly provided otherwise in any Loan Document, all notices to such Grantor, or to any other Person, including but not limited to, notices of the acceptance of this Agreement, the guarantee contained in Article II or the provision of collateral security provided herein, or the creation, renewal, extension, modification, accrual of any Secured Obligations, or notice of or proof of reliance by the Administrative Agent or any other Secured Party upon the guarantee contained in Article II or upon the collateral security provided herein, or of default in the payment or performance of any of the Secured Obligations owed to the Administrative Agent or any other Secured Party and enforcement of any right or remedy with respect thereto; or notice of any other matters relating thereto; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in Article II and the collateral security provided herein and no notice of creation of the Secured

Obligations or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to any Grantor; and all dealings between the Borrower and any of the Grantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in Article II and on the collateral security provided herein; (ii) diligence and demand of payment, presentment, protest, dishonor and notice of dishonor; (iii) any statute of limitations affecting any Grantor’s liability hereunder or the enforcement thereof; (iv) all rights of revocation with respect to the Secured Obligations, the guarantee contained in Article II and the provision of collateral security herein; and (v) all principles or provisions of law which conflict with the terms of this Agreement and which can, as a matter of law, be waived.

(c)    When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, the Administrative Agent or any other Secured Party may, but shall be under no obligation to, join or make a similar demand on or otherwise pursue or exhaust such rights and remedies as it may have against the Borrower, any other Grantor or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Grantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any Grantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Secured Party against any Grantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings. Neither the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guarantee contained in Article II or any property subject thereto.

Section 4.02.    No Subrogation, Contribution or Reimbursement. Notwithstanding any payment made by any Grantor hereunder or any set-off or application of funds of any Grantor by the Administrative Agent or any other Secured Party, no Grantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against the Borrower or any other Grantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Secured Obligations, nor shall any Grantor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from the Borrower or any other Grantor in respect of payments made by such Grantor hereunder, and each Grantor hereby expressly agrees not to exercise any such rights of subrogation, reimbursement, indemnity and contribution in each case until Security Termination. If any amount shall be paid to any Grantor on account of such subrogation rights at any time before Security Termination, such amount shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required), to be applied against the Secured Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine. The Administrative Agent, for the benefit of the Secured Parties, may use, sell or dispose of any item of Collateral or security as it sees fit without regard to any subrogation rights any Grantor may have, and upon any disposition or sale, any rights of subrogation any Grantor may have with regard to such item of Collateral shall terminate.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the other Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to induce the Lenders and Affiliates of the Lenders to enter into Secured Swap Agreements and Cash Management Agreements, each Grantor hereby represents and warrants to the Administrative Agent and each other Secured Party that:
Section 5.01.    Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Article VII of the Credit Agreement as they relate to such Guarantor (in its capacity as an Affiliate of the Borrower) or to the Loan Documents to which such Guarantor is a party are true and correct in all material respects, provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 5.01, be deemed to be a reference to such Guarantor’s knowledge.

Section 5.02.    Benefit to the Guarantor. The Borrower is a member of an affiliated group of companies that includes each Guarantor, and the Borrower and the Guarantors are engaged in related businesses. Each Guarantor is an Affiliate of the Borrower and its guaranty and surety obligations pursuant to this Agreement reasonably may be expected to benefit, directly or indirectly, it; and it has determined that this Agreement is necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor and the Borrower.

Section 5.03.    Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by Section 9.03 of the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.

Section 5.04.    Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in favor of the Administrative Agent in all of the Collateral in which a security interest may be perfected by filing under the New York UCC, by possession or by such other action described on Schedule 3, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Specified Liens which have priority over the Liens on the Collateral.

Section 5.05.    Legal Names, Organizational Status, Chief Executive Office. On the date hereof, such Grantor’s correct legal name, jurisdiction of organization, identification number from the jurisdiction of organization (if any), taxpayer identification number (if any), the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be and any and all legal names, trade names and locations of the chief executive office of such Grantor over the last five years (if different than those specified above), in each case, are specified on Schedule 4.

Section 5.06.    Instruments and Chattel Paper. Such Grantor has delivered to the Administrative Agent all Collateral constituting Instruments and Chattel Paper having a value in excess of $100,000. No Collateral constituting Chattel Paper or Instruments contains any statement therein to the effect that such Collateral has been assigned to an identified party other than the Administrative Agent, and the grant of a security interest in such Collateral in favor of the Administrative Agent hereunder does not violate the rights of any other Person as a secured party.

Section 5.07.    Collateral Locations. Schedule 5 sets forth (a) all locations where, as of the date hereof, all Inventory and the Equipment owned by each Grantor is kept, except with respect to Inventory and Equipment (i) deployed in the field and being utilized by the Grantors in the ordinary course of business, (ii) in transit, (iii) out for repair or refurbishment, (iv) with a fair market value of less than $25,000 which may be located at other locations within the United States or (v) in the case of Inventory consisting of As-extracted collateral, stored adjacent to wells operated by such Grantor and (b) whether each such Collateral location and place of business (including each Grantor’s chief executive office) is owned or leased (and if leased, specifies the complete name and notice address of each lessor). No Collateral is located outside the United States or, as of the date hereof, in the possession of any lessor, bailee, warehouseman or consignee, except as indicated on Schedule 5.

Section 5.08.    Certain Property. None of the Collateral constitutes, or is the Proceeds of, (a) Farm Products, (b) Health-Care-Insurance Receivables or (c) except as set forth on Schedule 6, vessels, aircraft, Vehicles or any other property subject to any certificate of title or other registration statute of the United States, any State or other jurisdiction.

Section 5.09.    Investment Property.

(a)    The shares (or such other interests) of Pledged Securities pledged by such Grantor hereunder constitute all the issued and outstanding shares (or such other interests) of all classes of the capital stock or other equity interests of each Issuer owned by such Grantor. All the shares (or such other interests) of the Pledged Securities have been duly authorized by the Issuers thereof and validly issued and (other than Pledged Securities consisting of limited liability company interests or partnership interest, which cannot be fully paid and nonasseable) are fully paid and nonassessable.

(b)    Each of the (i) Intercompany Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto and the (ii) Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, in each case, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).
(c)    Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Liens permitted by Section 9.03 of the Credit Agreement.
Section 5.10.    Receivables.

(a)     Each Receivable (other than (x) the Alaska Receivable and (y) any Receivable having a value less than $50,000) (i) is and will be the legal, valid and binding obligation of the account debtor in respect thereof, (ii) is and will be enforceable in accordance with its terms, and (iii) is and will not be subject to any setoffs, defenses, taxes or counterclaims (except with respect to disputes, refunds, returns, discounts and allowances in the ordinary course of business).
(b)     Each Receivable is and will be in compliance with all Governmental Requirements.
(c)     No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent (if required by Section 6.02).
(d)     No obligor on any Receivable (other than the Alaska Receivable) having a value in excess of $50,000, either individually or in the aggregate, is a Governmental Authority.
(e)     The amounts represented by such Grantor to the Administrative Agent and the other Secured Parties from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.
Section 5.11.    Securities Accounts, Commodities Accounts and Deposit Accounts.

(a)    Schedule 7 sets forth under the heading “Securities Accounts” and “Commodities Accounts”, respectively, all of the Securities Account and Commodities Accounts in which each Grantor has an interest as of the date hereof. Except as set forth on Schedule 7 hereto, each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented, to, and is not otherwise aware of, any Person (other than the Administrative Agent pursuant hereto) having “control” (within the meanings of Sections 8-106 and 9-106 of the New York UCC) over, or any other interest in or claim against, any such Securities Account or Commodity Account or securities or other property credited thereto.

(b)    Schedule 7 sets forth under the headings “Deposit Accounts” all of the Deposit Accounts which constitute Collateral and in which each Grantor has an interest as of the date hereof. Except as set forth on Schedule 7 hereto, each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Administrative Agent pursuant hereto) having either sole dominion and control (within the meaning of common law) or “control” (within the meanings of Section 9-104 of the New York UCC) over, or any other interest in or claim against, any such Deposit Account or any money or other property deposited therein (other than interests in withholding tax and interests established by statute in any payroll account).
Section 5.12.    Letters of Credit. Such Grantor is not a beneficiary or assignee, as of the date hereof, under any letter of credit, other than the letters of credit described in Schedule 8.

Section 5.13.    Intellectual Property.

(a)    Schedule 9 lists all Material Intellectual Property owned by each Grantor in its own name on the date hereof.

(b)    All Material Intellectual Property owned by any Grantor is valid, subsisting, unexpired and enforceable, has not been abandoned and, to such Grantor’s knowledge, does not infringe the intellectual property rights of any other Person.

(c)    Except as set forth in Schedule 9, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(d)    No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or any Grantor’s rights in, any Material Intellectual Property owned by any Grantor.

(e)    No action or proceeding is pending, or, to the knowledge of such Grantor, threatened (i) seeking to limit, cancel or question the validity of any Grantor’s Intellectual Property or any Grantor’s ownership interest therein, or (ii) which, if adversely determined, would adversely affect the value of any Material Intellectual Property.

Each Grantor owns and possesses or has a license or other right to use all Intellectual Property as is necessary for the conduct of the businesses of such Grantor, without any infringement upon rights of others which could reasonably be expected to have a Material Adverse Effect.
Section 5.14.    Drilling Rigs. Schedule 10 hereto lists all drilling rigs owned by the Grantors on the date hereof.

ARTICLE VI
COVENANTS

Each Grantor covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until Security Termination:

Section 6.01.    Covenants in Credit Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

Section 6.02.    Delivery and Control of Instruments, Investment Property, Certificated Securities, Letter-of-Credit Rights and Chattel Paper.

(a)    If any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper (in the case of Instruments and Chattel Paper exceeding $100,000 in value on an individual basis or $250,000 in the aggregate for all such Instruments and Chattel Paper), such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement and in the case of Electronic Chattel Paper, the applicable Grantor shall cause the Administrative Agent to have control thereof within the meaning set forth in Section 9-105 of the New York UCC.

(b)    If any of the Collateral is or shall become evidenced or represented by an Uncertificated Security, such Grantor shall immediately cause (or in the case of an Issuer that is not a Subsidiary of the Borrower, use commercially reasonable efforts acting in good faith to cause) the Issuer thereof either (i) to register the Administrative Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or (ii) to agree in writing with such Grantor and the Administrative Agent that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Administrative Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Administrative Agent.

(c)    With respect to any Investment Property of such Grantor consisting of a Securities Account or Security Entitlement, (i) such Grantor shall promptly notify the Administrative Agent of the opening or existence thereof (other than those listed on Schedule 7 as of the date hereof) in writing, and (ii) upon request of the Administrative Agent, such Grantor shall enter into, and shall cause the Securities Intermediary maintaining such Securities Account or Security Entitlement to enter into, a Control Agreement pursuant to which such Securities Intermediary shall agree to comply with the entitlement orders and other instructions originated by the Administrative Agent without further consent of such Grantor.

(d)    With respect to any Investment Property of such Grantor consisting of a Commodity Account or Commodity Contract, (i) such Grantor shall promptly notify the Administrative Agent of the opening or existence thereof (other than those listed on Schedule 7 as of the date hereof), and (ii) upon request of the Administrative Agent, such Grantor shall enter into, and shall cause the Commodity Intermediary maintaining such Commodity Account or Commodity Contract to enter into, a Control Agreement pursuant to which such Commodity Intermediary shall agree to comply with the Administrative Agent’s instructions to apply any value distributed on account of any Commodity Contract carried in the Commodity Account or other directions concerning the Commodity Account originated by the Administrative Agent, in each case without further consent by such Grantor.

(e)    With respect to each Deposit Account of such Grantor, (i) such Grantor shall promptly notify the Administrative Agent of the opening or existence thereof (other than those listed on Schedule 7 as of the date hereof) in writing, and (ii) to the extent required pursuant to the Credit Agreement or upon request of the Administrative Agent if an Event of Default has occurred and is continuing, such Grantor shall enter into, and shall cause the bank maintaining such Deposit Account to enter into, a Control Agreement pursuant to which such bank shall agree to comply with instructions originated by the Administrative Agent directing the disposition of funds in such Deposit Account without further consent by such Grantor.

(f)    With respect to any Letter-of-Credit Rights of such Grantor in which the related letter of credit has a face amount in excess of $250,000, such Grantor shall use commercially reasonable efforts acting in good faith to obtain the consent of the issuer thereof and any nominated Person thereon to the assignment of the proceeds of the related letter of credit to the Administrative Agent in accordance with Section 5-114(c) of the New York UCC, such consent to be in form and substance satisfactory to the Administrative Agent.

Section 6.03.    Maintenance of Perfected Security Interest; Further Documentation.

(a)    Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest (except to the extent such security interest in any Deposit Account or Letter of Credit Rights and perfection thereof is governed by Section 8.16 of the Credit Agreement or otherwise subject to the limitations on perfection set forth in Section 6 of this Agreement) having at least the priority described in Section 5.04 and shall defend such security interest against the claims and demands of all Persons whomsoever except for Liens permitted by Section 9.03 of the Credit Agreement.

(b)    Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and other assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in such detail as the Administrative Agent may reasonably specify.

(c)    At any time and from time to time, upon the written request of the Administrative Agent or any other Secured Party, and at the sole cost and expense of such Grantor, such Grantor will promptly and duly authorize, execute and deliver, and have recorded, all further instruments and documents and take all further actions as may be necessary or that the Administrative Agent may reasonably request for the purpose of perfecting or protecting the assignments and security interests granted hereunder and obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) executing and filing any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, (ii) in the case of Investment Property, Deposit Accounts, Electronic Chattel Paper and Letter-of-Credit Rights (except to the extent such security interest in any Deposit Account or Letter of Credit Rights and perfection thereof is governed by Section 8.16 of the Credit Agreement or otherwise subject to the limitations on perfection set forth in Section 6 of this Agreement) and any other relevant Collateral, taking any actions reasonably necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable UCC) with respect thereto, in each case pursuant to documents in form and substance satisfactory to the Administrative Agent, (iii) using commercially reasonable efforts acting in good faith to obtain waivers from mortgagees, lessors, landlords, warehousemen, and repairmen in form and substance satisfactory to the Administrative Agent, (iv) if requested by the Administrative Agent, delivering, to the extent permitted by law, any original motor vehicle certificates of title received by such Grantor from the applicable secretary of state or other Governmental Authority after information reflecting the Administrative Agent’s security interest has been recorded therein, (v) if requested by the Administrative Agent, executing and delivering any mortgages or other security agreements covering any aircraft owned by such Grantor and (vi) taking all actions reasonably requested by the Administrative Agent in order to perfect and give notice of its security interest in the Alaska Receivables (including executing and delivering notices in respect thereof, and filing such applications and further documents with the Alaska Department of Revenue as may be necessary and convenient to establish, perfect and maintain such security interest).

(d)    Each Grantor shall enter into and deliver to the Collateral Agent a Deposit Account Control Agreement with each bank at which such Grantor maintains any deposit account with respect to each such deposit account (other than accounts maintained solely for the benefit of Persons other than the Borrower or any other Subsidiary and payroll accounts) in favor of the Administrative Agent for the benefit of the Agents and the Lenders (subject in priority only to customary Liens provided in favor of such depositary bank); provided, that the foregoing shall be deemed satisfied to the extent that the Grantors have complied with the requirements set forth in the Credit Agreement within the time periods set forth therein.

(e)    Each Grantor shall, at any time and from time and to time, take such steps as the Administrative Agent may reasonably request for the Administrative Agent (i) to obtain an acknowledgement, in form and substance reasonably satisfactory to the Administrative Agent, of any bailee having possession of Collateral having a value in excess of $250,000 (in the aggregate for all Grantors), stating that the bailee holds such Collateral for the Administrative Agent and (ii) to otherwise insure the continued perfection and priority of the Administrative Agent’s security interest in any of the Collateral and of the preservation of its rights therein.

Section 6.04.    Investment Property.

(a)    If such Grantor shall become entitled to receive or shall receive any stock certificate or other instrument (including, without limitation, any certificate or instrument representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate or instrument issued in connection with any reorganization), option or rights in respect of the capital stock or other equity interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares (or such other interests) of the Pledged Securities, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the other Secured Parties, hold the same in trust for the Administrative Agent and the other Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power or other equivalent instrument of transfer acceptable to the Administrative Agent covering such certificate or instrument duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, (i) any sums paid upon or in respect of any Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held, at the Administrative Agent’s option, either by it hereunder as additional Collateral for the Secured Obligations or applied to the Secured Obligations as provided in Section 7.03, and (ii) in case any distribution of capital shall be made on or in respect of any Investment Property or any property shall be distributed upon or with respect to any Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held, at the Administrative Agent’s option, either by it hereunder as additional Collateral for the Secured Obligations or applied to the Secured Obligations as provided in Section 7.03. Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of any Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional Collateral for the Secured Obligations.

(b)    Without the prior written consent of the Administrative Agent, such Grantor will not (i) unless otherwise permitted hereby, vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity interests of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any stock or other equity interests of any nature of any Issuer, (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction permitted by the Credit Agreement), (iii) except for Liens permitted by Section 9.03 of the Credit Agreement, create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) except as permitted by the Credit Agreement enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

(c)    In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 6.04(a) with respect to the Investment Property issued by it and (iii) the terms of Section 7.01(c) and Section 7.05 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 7.01(c) or Section 7.05 with respect to the Investment Property issued by it. In addition, each Grantor which is either an Issuer or an owner of any Investment Property consents to the grant by each other Grantor of the security interest hereunder in favor of the Administrative Agent and to the transfer of any Investment Property to the Administrative Agent or its nominee upon the occurrence or during the continuation of an Event of Default and to the substitution of the Administrative Agent or its nominee as a partner, member or shareholder of the Issuer of the related Investment Property.

(d)    Without the prior written consent of the Administrative Agent, such Grantor shall not vote to enable, consent to or take any other action to: (i) amend, terminate or waive any default under or breach of any terms of any governing document in any way that adversely affects the validity, perfection or priority of the Administrative Agent’s security interest hereunder or (ii) cause or, to the fullest extent possible, permit any Issuer of any Pledged Securities that are not securities (for purposes of Article 8 of the UCC) on the date hereof (or, if such Pledged Securities are owned or acquired by such Grantor after the date hereof, then on such date of acquisition) to elect or otherwise take any action that would cause such Pledged Securities to be treated as securities for purposes of Article 8 of the UCC.

(e)    Such Grantor shall furnish to the Administrative Agent such stock powers and other equivalent instruments of transfer as may be required by the Administrative Agent to assure the transferability of and the perfection of the security interest in the Pledged Securities when and as often as may be reasonably requested by the Administrative Agent.

Section 6.05.    Commercial Tort Claims. If any Grantor shall at any time acquire any Commercial Tort Claim in excess of $500,000, such Grantor shall within thirty (30) days of obtaining such interest sign and deliver documentation acceptable to the Administrative Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

Section 6.06.    Receivables.

(a)    Other than in the ordinary course of business or with respect to Receivables in amounts which are not material to the business of the Grantors, taken as a whole, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

(b)    Such Grantor shall keep and maintain at its own cost and expense satisfactory and substantially complete records of the Receivables, including, but not limited to, substantially complete records of all payments received and all credits granted on the Receivables.

Section 6.07.    Keepwell.

Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Grantor to honor all of its obligations under this Agreement in respect of Secured Swap Agreements (provided, however, that each Qualified Keepwell Provider shall only be liable under this Section 6.07 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 6.07, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified Keepwell Provider under this Section 6.07 shall remain in full force and effect until Security Termination. Each Qualified Keepwell Provider intends that this Section 6.07 constitute, and this Section 6.07 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Grantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 6.08.    Intellectual Property.

(a)    Such Grantor (either itself or through licensees) will (i) not adopt or use any mark which is confusingly similar or a colorable imitation of any third-party Trademark; (ii) not adopt a new mark or updated mark which is Material Intellectual Property unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, (iii) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark that constitutes Material Intellectual Property may become invalidated or impaired in any material respects, and (iv) continue to use each Trademark which is Material Intellectual Property, on each and every class of goods applicable to its current use, in order to maintain such Trademark in full force free from any claim of abandonment for non-use.

(b)    Such Grantor (either itself or through licensees) will not do any act, or knowingly omit to do any act, whereby any Material Intellectual Property may lapse or become forfeited, abandoned or dedicated to the public, or unenforceable.

(c)    Such Grantor (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any portion of any Copyright that constitutes Material Intellectual Property may become invalidated or otherwise impaired in any material respects. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights that constitute Material Intellectual Property may fall into the public domain.

(d)    Such Grantor (either itself or through licensees) will not use or permit any Intellectual Property to infringe the intellectual property rights of any other Person, except for any infringement that could not reasonably be expected to result in a Material Adverse Effect.

(e)    Such Grantor will notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, invalid or unenforceable, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding, such Grantor’s ownership of, or the validity or enforceability of, any Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(f)    Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent concurrently with the next delivery of financial statements of the Borrower pursuant to Section 8.01 of the Credit Agreement. Upon the request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g)    Such Grantor will take all reasonable and necessary steps to maintain and pursue each application it filed with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof and to maintain each registration of all Material Intellectual Property owned by it that is currently or later becomes registered Intellectual Property.

(h)    In the event that any Material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) promptly notify the Administrative Agent after it learns thereof and, to the extent, in such Grantor’s reasonable judgment, such Grantor determines it appropriate under the circumstances, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

Section 6.09.    Inventory and Equipment.

(a)    Except in connection with a disposition permitted under the Credit Agreement, such Grantor shall not deliver any document evidencing any Equipment (other than Equipment constituting Excluded Property) to any Person other than the issuer of such document to claim the goods evidenced thereby or the Administrative Agent.

(b)    If any Equipment (other than Equipment constituting Excluded Property) or Inventory (other than Inventory constituting Excluded Property) having a value in excess of $250,000, either individually or in the aggregate for all such Equipment and Inventory, is in the possession or control of a third party, including, without limitation, any warehouseman, bailee or agent, such Grantor shall immediately notify the Administrative Agent thereof and shall join with the Administrative Agent in promptly notifying the third party of the Administrative Agent’s security interest and using commercially reasonable efforts acting in good faith to obtain a written acknowledgment from the third party that it is holding the Equipment or Inventory for the benefit, and subject to the security interest, of the Administrative Agent. Such acknowledgment must be reasonably satisfactory in form and substance to the Administrative Agent.

(c)    With respect to any item of Equipment (other than Equipment constituting Excluded Property) that is covered by a certificate of title or ownership under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, such Grantor shall promptly (i) provide to the Administrative Agent information with respect to any such Equipment having a value in excess of $50,000 individually or $250,000 in the aggregate, (ii) upon the request of the Administrative Agent, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on each such certificate of title, and (iii) deliver to the Administrative Agent copies of all such applications or other documents so filed and copies of all such certificates of title issued indicating the security interests created hereunder in the items of Equipment covered thereby.

(d)    No Grantor shall, except upon prior written notice to the Administrative Agent, permit any of the Inventory or Equipment (other than Inventory or Equipment (i) deployed in the field and being utilized by the Grantors in the ordinary course of business, (ii) in transit, (iii) out for repair or refurbishment, (iv) with a fair market value of less than $25,000 or (v) in the case of Inventory consisting of As-extracted collateral, stored adjacent to wells operated by such Grantor) to be kept at a location other than those listed on Schedule 5 or otherwise identified to the Administrative Agent in writing.

ARTICLE VII
REMEDIAL PROVISIONS

Section 7.01.    Investment Property.

(a)    Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 7.01(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Securities and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting, corporate or other rights with respect to the Investment Property; provided, that no vote shall be cast or other right exercised or action taken which could impair the Collateral or which would result in any violation of any provision of the Credit Agreement or any other Loan Document.

(b)    If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends and distributions, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Secured Obligations in accordance with Section 10.02 of the Credit Agreement, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Investment Property at any meeting of holders of the Stock of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)    Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder (and each Issuer party hereto hereby agrees) to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to the Investment Property directly to the Administrative Agent.

(d)    After the occurrence and during the continuation of an Event of Default, if the Issuer of any Investment Property is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of the Grantor in respect thereof to exercise the voting and other consensual rights which such Grantor would otherwise be entitled to exercise with respect to the Investment Property issued by such Issuer shall cease, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights, but the Administrative Agent shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

Section 7.02.    Collections on Accounts, Etc. The Administrative Agent hereby authorizes each Grantor to collect upon the Accounts, Instruments, Chattel Paper and Payment Intangibles, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify the Account Debtors that the applicable Accounts, Chattel Paper and Payment Intangibles have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent. During the existence of an Event of Default, the Administrative Agent may in its own name or in the name of others communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Chattel Paper or Payment Intangibles.

Section 7.03.    Proceeds. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Instruments, Chattel Paper and Payment Intangibles, when collected or received by each Grantor, and any other cash or non-cash Proceeds received by each Grantor upon the sale or other disposition of any Collateral, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a special collateral account maintained by the Administrative Agent, subject to withdrawal by the Administrative Agent for the ratable benefit of the Secured Parties only, as hereinafter provided, and, until so turned over, shall be held by such Grantor in trust for the Administrative Agent for the ratable benefit of the Secured Parties, segregated from other funds of any such Grantor. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds (including, without limitation, Proceeds constituting collections of Accounts, Chattel Paper, Instruments) while held by the Administrative Agent (or by any Grantor in trust for the Administrative Agent for the ratable benefit of the Secured Parties) shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by each Grantor and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Secured Obligations in accordance with Section 10.02 of the Credit Agreement and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Administrative Agent to each Grantor or to whomsoever may be lawfully entitled to receive the same.

Section 7.04.    New York UCC and Other Remedies.

(a)    If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise in its discretion, in addition to all other rights, remedies, powers and privileges granted to them in this Agreement, the other Loan Documents, any Secured Swap Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights, remedies, powers and privileges of a secured party under the New York UCC (whether the New York UCC is in effect in the jurisdiction where such rights, remedies, powers or privileges are asserted) or any other applicable law or otherwise available at law or equity. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. If an Event of Default shall occur and be continuing, each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. Any such sale or transfer by the Administrative Agent either to itself or to any other Person shall be absolutely free from any claim of right by Grantor, including any equity or right of redemption, stay or appraisal which Grantor has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 7.04, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in accordance with Section 10.02 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(b)    In the event that the Administrative Agent elects not to sell the Collateral, the Administrative Agent retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Secured Obligations. Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner. The Administrative Agent may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

Section 7.05.    Registration; Private Sales of Pledged Securities.

(a)    If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Securities pursuant to Section 7.04, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Securities, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Securities, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act

(b)    Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c)    Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section 7.05 valid and binding and in compliance with any and all other applicable Governmental Requirements. Each Grantor further agrees that a breach of any of the covenants contained in this Section 7.05 will cause irreparable injury to the Administrative Agent and the Secured Parties, that the Administrative Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7.05 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

Section 7.06.    Waiver; Deficiency. To the fullest extent permitted by applicable law, each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-626 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the documented fees and disbursements of any attorneys employed by the Administrative Agent or any other Secured Party to collect such deficiency.

Section 7.07.    Non-Judicial Enforcement. The Administrative Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, each Grantor expressly waives any and all legal rights which might otherwise require the Administrative Agent to enforce its rights by judicial process.

Section 7.08.    License. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement, each Grantor hereby grants to the Administrative Agent, for the benefit of the Administrative Agent, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

ARTICLE VIII
THE ADMINISTRATIVE AGENT

Section 8.01.    Administrative Agent’s Appointment as Attorney-in-Fact, Etc.

(a)    Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)    pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(ii)    execute, in connection with any sale provided for in Section 7.04 or Section 7.05, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iii)    (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible, Chattel Paper or Payment Intangible or with respect to any other Collateral, and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account, Instrument or General Intangible or with respect to any other Collateral whenever payable; (C) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (D) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (E) receive, change the address for delivery, open and dispose of mail addressed to any Grantor, and to execute, assign and indorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of Collateral on behalf of and in the name of any Grantor; (F) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (G) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (H) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (I) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 8.01(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 8.01(a) unless an Event of Default shall have occurred and be continuing.
(b)    If any Grantor fails to perform or comply with any of its agreements contained herein within the applicable grace periods, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)    The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 8.01, together with interest thereon at the rate as provided in the Credit Agreement from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d)    Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue and in compliance hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 8.02.    Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account and shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents (collectively, the “Indemnitees”) shall be responsible to any Grantor for any act or failure to act hereunder, NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH EXCULPATION SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE

DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NON-APPEALABLE JUDGMENT TO HAVE RESULTED PRIMARILY FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. To the fullest extent permitted by applicable law, the Administrative Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Secured Obligations, or to take any steps necessary to preserve any rights against any Grantor or other Person or ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not it has or is deemed to have knowledge of such matters. Each Grantor, to the extent permitted by applicable law, waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Administrative Agent or any other Secured Party to proceed against any Grantor or other Person, exhaust any Collateral or enforce any other remedy which the Administrative Agent or any other Secured Party now has or may hereafter have against each Guarantor, any Grantor or other Person.

Section 8.03.    Execution of Financing Statements. Pursuant to the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent, its counsel or its representative, at any time and from time to time, to file or record financing statements, continuation statements, amendments thereto and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Additionally, each Grantor authorizes the Administrative Agent, its counsel or its representative, at any time and from time to time, to file or record such financing statements that describe the collateral covered thereby as “all assets of the Grantor”, “all personal property of the Grantor” or words of similar effect. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 8.04.    Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE IX
SUBORDINATION OF INDEBTEDNESS

Section 9.01.    Subordination of All Guarantor Claims. As used herein, the term “Guarantor Claims” means all debts and obligations of the Borrower or any other Grantor to any Grantor (other than the Borrower), whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by. Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Administrative Agent, all Guarantor Claims shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations

Section 9.02.    Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving any Grantor, the Administrative Agent on behalf of the Secured Parties shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims. Should any Agent or Secured Party receive, for application upon the Secured Obligations, any such dividend or payment which is otherwise payable to any Grantor, and which, as between such Grantor, shall constitute a credit upon the Guarantor Claims, then upon Security Termination, the intended recipient shall become subrogated to the rights of the Administrative Agent and the other Secured Parties to the extent that such payments to the Administrative Agent and the other Secured Parties on the Guarantor Claims have contributed toward the liquidation of the Secured Obligations, and such subrogation shall be with respect to that proportion of the Secured Obligations which would have been unpaid if the Administrative Agent and the other Secured Parties had not received dividends or payments upon the Guarantor Claims.

Section 9.03.    Payments Held in Trust. In the event that notwithstanding Section 9.01 and Section 9.02, any Grantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, then it agrees: (a) to hold in trust for the Administrative Agent and the other Secured Parties an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, for the benefit of the Secured Parties; and each Grantor covenants promptly to pay the same to the Administrative Agent.

Section 9.04.    Liens Subordinate. Each Grantor agrees that, until Security Termination, any Liens securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Secured Obligations, regardless of whether such encumbrances in favor of such Grantor, the Administrative Agent or any other Secured Party presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, no Grantor, until Security Termination, shall (a) exercise or enforce any creditor’s right it may have against any debtor in respect of the Guarantor Claims, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien held by it.

Section 9.05.    Notation of Records. Upon the request of the Administrative Agent, all promissory notes and all accounts receivable ledgers or other evidence of the Guarantor Claims accepted by or held by any Grantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

ARTICLE X
MISCELLANEOUS

Section 10.01.    Waiver. No failure on the part of the Administrative Agent or any Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent and the Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b) of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided that any waiver, amendment, supplement or modification changing the obligations of the Administrative Agent shall also require the execution and delivery of such amendment by the Administrative Agent. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Secured Party may have had notice or knowledge of such Default at the time.

Section 10.02.    Notices. All notices, requests and other communications provided for herein shall be given in the manner and subject to the terms of Section 12.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1 (or at such other address as the Administrative Agent shall have been notified).

Section 10.03.    Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the other Secured Parties and their successors and assigns; provided that the Guarantors shall not be permitted to assign this Agreement without the prior consent of the Administrative Agent (and any attempted assignment or transfer without such consent shall be null and void).

Section 10.04.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 10.05.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Section 10.06.    Survival; Revival; Reinstatement.

(a)    All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until Security Termination.

(b)    To the extent that any payments on the Secured Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Secured Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the other Secured Parties’ Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and each Grantor shall take such action as may be reasonably requested by the Administrative Agent and the other Secured Parties to effect such reinstatement.

Section 10.07.    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 10.08.    No Oral Agreements. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 10.09.    Governing Law; Submission to Jurisdiction.

(a)    THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(c)    EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OF THE CREDIT AGREEMENT OR SCHEDULE 1 HERETO OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 OF THE CREDIT AGREEMENT (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

(d)    EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10.09.

Section 10.10.    EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 10.11.    Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 8.14 of the Credit Agreement and is not a signatory hereto shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto.

Section 10.12.    Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitations obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower or any Subsidiary against any of and all the obligations of the Borrower or any Subsidiary owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 10.12 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have.

Section 10.13.    Releases.

(a)    Release Upon Security Termination. The grant of a security interest hereunder and all of rights, powers and remedies in connection herewith shall remain in full force and effect until Security Termination, at which time the Administrative Agent shall (i) retransfer and deliver all Collateral in its possession to the Grantors, and (ii) execute a written release or termination statement and reassigned to the Grantors without recourse or warranty any remaining Collateral and all rights conveyed hereby. Upon Security Termination, the Administrative Agent, at the written request and expense of the Borrower, will promptly release, reassign and transfer the Collateral to the Grantors and declare this Agreement to be terminated and of no further force or effect.

(b)    Further Assurances. If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral and the capital stock of such Grantor. At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

(c)    Retention in Satisfaction. Except as may be expressly applicable pursuant to Section 9-620 of the New York UCC, no action taken or omission to act by the Administrative Agent or the other Secured Parties hereunder, including, without limitation, any exercise of voting or consensual rights or any other action taken or inaction, shall be deemed to constitute a retention of the Collateral in satisfaction of the Secured Obligations or otherwise to be in full satisfaction of the Secured Obligations, and the Secured Obligations shall remain in full force and effect, until the Administrative Agent and the other Secured Parties shall have applied payments (including, without limitation, collections from Collateral) towards the Secured Obligations in the full amount then outstanding or until such subsequent time as is provided in Section 10.13(a).

Section 10.14.    No Third Party Beneficiaries. This Agreement, the other Loan Documents are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the Borrower, any obligor, contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent or any Secured Party for any reason whatsoever. There are no third party beneficiaries.

[Signatures begin on next page.]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.
BORROWER:                MILLER ENERGY RESOURCES, INC.

By:    /s/ Scott M. Boruff
Name: Scott M. Boruff
Title: Chief Executive Officer

GUARANTORS:                MILLER DRILLING, TN LLC

By:    MILLER ENERGY RESOURCES, INC.,
its Sole Member

By: /s/ Scott M. Boruff
Name:    Scott M. Boruff
Title:     Chief Executive Officer

 MILLER ENERGY SERVICES, LLC
 By:    MILLER ENERGY RESOURCES, INC.,
its Sole Manager

By: /s/ Scott M. Boruff
Name:    Scott M. Boruff
Title:    Chief Executive Officer

MILLER ENERGY GP, LLC

By:    MILLER ENERGY RESOURCES, INC.,
     its Sole Manager

By: /s/ Scott M. Boruff
Name:    Scott M. Boruff
Title:    Chief Executive Officer

MILLER RIG & EQUIPMENT, LLC

By:    MILLER ENERGY RESOURCES, INC.,
its Sole Manager

By: _/s/ Scott M. Boruff_
Name:    Scott M. Boruff
Title:    Chief Executive Officer

COOK INLET ENERGY, LLC

By: /s/ David M. Hall
Name:    David M. Hall
Title:    Manager and Chief Executive Officer

EAST TENNESSEE CONSULTANTS, INC.

By: /s/ Eugene D. Lockyear
Name:    Eugene D. Lockyear
Title:    President

EAST TENNESSEE CONSULTANTS II, L.L.C.

By: /s/ Eugene D. Lockyear
Name:    Eugene D. Lockyear
Title:    President

Acknowledged and Agreed to as
of the date hereof by:

ADMINISTRATIVE AGENT:        KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent for the Lenders

By: /s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

Schedule 1
NOTICE ADDRESSES OF GUARANTORS

Cook Inlet Energy, LLC
9721 Cogdill Road, Suite 302
Knoxville, TN 37932
Attn: General Counsel

East Tennessee Consultants, Inc.
9721 Cogdill Road, Suite 302
Knoxville, TN 37932
Attn: General Counsel

East Tennessee Consultants II, L.L.C.
9721 Cogdill Road, Suite 302
Knoxville, TN 37932
Attn: General Counsel

Miller Rig & Equipment, LLC
9721 Cogdill Road, Suite 302
Knoxville, TN 37932
Attn: General Counsel

Miller Drilling, TN LLC
9721 Cogdill Road, Suite 302
Knoxville, TN 37932
Attn: General Counsel

Miller Energy GP, LLC
9721 Cogdill Road, Suite 302
Knoxville, TN 37932
Attn: General Counsel

Miller Energy Services, LLC
9721 Cogdill Road, Suite 302
Knoxville, TN 37932
Attn: General Counsel

Schedule 2
DESCRIPTION OF PLEDGED SECURITIES
Pledged Securities:

Owner	Issuer	Class of Stock or other Equity Interest	Ownership Interest/No. of Shares/Units	Certificated or Uncertificated
Miller Energy Resources, Inc.	Cook Inlet Energy, LLC	Membership interest in LLC	100%	Uncertificated
Miller Energy Resources, Inc.	East Tennessee Consultants, Inc.	Common Stock	1000 shares 100%	Certificated (004)
Miller Energy Resources, Inc.	East Tennessee Consultants II, L.L.C.	Membership Interest in LLC	100%	Uncertificated
Miller Energy Resources, Inc.	Miller Drilling, TN LLC	Membership Interest in LLC	100%	Uncertificated
Miller Energy Resources, Inc.	Miller Energy Services, LLC	Membership Interest in LLC	100%	Uncertificated
Miller Energy Resources, Inc.	Miller Energy GP, LLC	Membership Interest in LLC	100%	Uncertificated
Miller Energy Resources, Inc.	Miller Rig & Equipment, LLC	Membership Interest in LLC	100%	Uncertificated

Pledged Notes:
NONE.

Schedule 3
FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS
Uniform Commercial Code Filings

GRANTOR	FILING OFFICE FOR UCC FINANCING STATEMENT(S)
Miller Energy Resources, Inc.	State of Tennessee Secretary of State
Cook Inlet Energy, LLC	Central UCC Office, Department of Natural Resources (Alaska)
East Tennessee Consultants, Inc.	State of Tennessee Secretary of State
East Tennessee Consultants II, L.L.C.	State of Tennessee Secretary of State
Miller Drilling, TN LLC	State of Tennessee Secretary of State
Miller Energy Services, LLC	State of Delaware Secretary of State
Miller Rig & Equipment, LLC	State of Delaware Secretary of State
Miller Energy GP, LLC	State of Delaware Secretary of State

Delivery to Administrative Agent of Pledged Securities

Owner	Issuer	Class of Stock or other Equity Interest	Ownership Interest/No. of Shares/Units	Certificated or Uncertificated
Miller Energy Resources, Inc.	East Tennessee Consultants, Inc.	Common Stock	1000 shares 100%	Certificated (004)

Delivery to Administrative Agent of Possessory Collateral

Schedule 4
LEGAL NAME, JURISDICTION OF ORGANIZATION, ORGANIZATIONAL IDENTIFICATION NUMBER, TAXPAYOR IDENTIFICATION NUMBER, LOCATION OF CHIEF EXECUTIVE OFFICE, PRIOR NAMES AND PRIOR CHIEF EXECUTIVE OFFICE

Full Legal Name:	Miller Energy Resources, Inc.
Jurisdiction of Organization:	Tennessee
Organization Identification Number:	TN Sec of State: 000047469 TN Franchise & Excise: 318131492 TN State Unemployment: 01785271
Federal Tax Identification Number:	62-1028629
Executive Offices/Corporate Headquarters:	9721 Cogdill Road, Suite 302 Knoxville, TN 37932
Prior Names:	Miller Petroleum, Inc.
Prior Chief Executive Office:	3651 Baker Highway Hunstville, TN 37756

Full Legal Name:	Cook Inlet Energy, LLC
Jurisdiction of Organization:	Alaska
Organization Identification Number:
AK business license: 924411
AK State Unemployment: 01691651
AK entity: 120124
AK Dept. of Commerce, Community & Economic Development: 120124
Qualification File No. Division of Oil & Gas: 2359
Alaska Dept. of Natural Resources (DNR): 000050467 (state royalty ID)

Federal Tax Identification Number:	27-0146643
Chief Executive Office/Sole Place of Business:	601 W. 5th Avenue Suite 310 Anchorage, AK 99501
Prior Names:	None
Prior Chief Executive Office:	4141 B Street, Suite 302 Anchorage, AK 99503

Full Legal Name:	East Tennessee Consultants, Inc.
Jurisdiction of Organization:	Tennessee
Organization Identification Number:	TN Sec of State: 000128322
Federal Tax Identification Number:	62-1163108
Chief Executive Office/Sole Place of Business:	9534 Morgan County Highway Sunbright, TN 37872
Prior Names:	None
Prior Chief Executive Office:	None

Full Legal Name:	East Tennessee Consultants II, L.L.C.
Jurisdiction of Organization:	Tennessee
Organization Identification Number:	TN Sec of State: 000322422
Federal Tax Identification Number:	62-1640107
Chief Executive Office/Sole Place of Business:	9534 Morgan County Highway Sunbright, TN 37872
Prior Names:	None
Prior Chief Executive Office:	None

Full Legal Name:	Miller Rig & Equipment, LLC
Jurisdiction of Organization:	Delaware
Organization Identification Number:	DE 4613262
Federal Tax Identification Number:	26-3638727
Chief Executive Office/Sole Place of Business:	3651 Baker Highway Huntsville, TN 37756
Prior Names:	None
Prior Chief Executive Office:	None

Full Legal Name:	Miller Drilling, TN LLC
Jurisdiction of Organization:	Tennessee
Organization Identification Number:	TN Sec of State: 000581094 TN State Unemployment: 06246855
Federal Tax Identification Number:	26-2808891
Chief Executive Office/Sole Place of Business:	3651 Baker Highway Huntsville, TN 37756
Prior Names:	None
Prior Chief Executive Office:	None

Full Legal Name:	Miller Energy GP, LLC
Jurisdiction of Organization:	Delaware
Organization Identification Number:	DE 4671347
Federal Tax Identification Number:	26-4590999
Chief Executive Office/Sole Place of Business:	3651 Baker Highway Huntsville, TN 37756
Prior Names:	None
Prior Chief Executive Office:	None

Full Legal Name:	Miller Energy Services, LLC
Jurisdiction of Organization:	Delaware
Organization Identification Number:	DE 4613258
Federal Tax Identification Number:	26-3638670
Chief Executive Office/Sole Place of Business:	3651 Baker Highway Huntsville, TN 37756
Prior Names:	None
Prior Chief Executive Office:	None

Schedule 5
COLLATERAL LOCATIONS

GRANTOR	COLLATERAL	COLLATERAL LOCATION OR PLACE OF BUSINESS (INCLUDING CHIEF EXECUTIVE OFFICE)	OWNER/LESSOR (IF LEASED)
Miller Energy Resources, Inc. Miller Drilling, TN LLC Miller Energy Services, LLC Miller Rig & Equipment, LLC Miller Energy GP, LLC	Equipment Documents Inventory	3651 Baker Highway Huntsville, TN 37756	Owned
Miller Energy Resources, Inc.	Equipment Instruments Documents	9721 Cogdill Road, Suite 302 Knoxville, TN 37932	Lessor: Pellissippi Pointe II, LLC
Miller Energy Resources, Inc.	Equipment	670 Chicken Bristle Road Robbins, TN 37852	Owned
Cook Inlet Energy, LLC	Equipment	601 W. 5th Avenue Suite 310 Anchorage, AK 99501	Lessor: Peach Investments LLC
Cook Inlet Energy, LLC	Equipment Inventory	Redoubt Shoal Properties (underlying Kustatan facility and other Alaska assets)	Owned
East Tennessee Consultants, Inc. East Tennessee Consultants II, L.L.C.	Equipment	9534 Morgan County Highway Sunbright, TN 37872	Owned
Cook Inlet Energy, LLC	Inventory	Drift River Facility, Alaska Township 6 North, Range 17 West, Sections 13 and 24, Seward Meridian	Lessor: Drift River Facility
Cook Inlet Energy, LLC	Inventory	CIPL Pipeline

Schedule 6

CERTAIN PROPERTY
AIRCRAFT

Loan Party	Type of Aircraft	Manufacturer Make and Model	Serial No.	N Number	Make and Model of Engines	Serial No. of Engines
Miller Energy Resources, Inc.	Jet	Hawker Siddeley BH 125-400A	NA-756	N624MP	Honeywell TFE731-3C (two)	80254, 80250

VEHICLES

Loan Party	Type of Vehicle	Make and Model	Serial No.	State of Registration and Registration Number	State of Issuance of Certificate of Title
East Tennessee Consultants, Inc.	Pickup Truck	95 Chevy 2500 Truck #611	7GCGK24KOSE275969	H/181158	Tennessee
East Tennessee Consultants, Inc.	Pickup Truck	1999 Chev 3/4 ton P/U #615	1GCGK24U5XE243222	H/102792	Tennessee
East Tennessee Consultants, Inc.	Pickup Truck	1982 GMC P/U #692	1GTEK24L4CF71146	H181154	Tennessee
East Tennessee Consultants, Inc.	Pickup Truck	1982 GMC P/U #603	2GTEK34L3C1531590	H181153	Tennessee
East Tennessee Consultants, Inc.	Pickup Truck	2003 Chevy Silverado-Unit #620	1GCHK24U03E367669	H136128	Tennessee
East Tennessee Consultants, Inc.	Pickup Truck	2003 Chevy P/U-Unit #621	2GCEK19T731302543	H186733	Tennessee
East Tennessee Consultants, Inc.	Pickup Truck	2006 Chev Silverado PU #623	1GCHK29U76E13686	1H13144	Tennessee

East Tennessee Consultants, Inc.	Pickup Truck	2006 Chev Silverado PU #622	1GCHK29U56E151846	1H13143	Tennessee
East Tennessee Consultants, Inc.	Towed Trailer	25' gooseneck trailer #624	1H9FG25206M4139485	T922056	Tennessee
East Tennessee Consultants, Inc.	Lesabre	2002 Buick #636	1G4HP54K72U294446	590-RNM	Tennessee
East Tennessee Consultants, Inc.	Water Truck	1991 Mack water truck #637	2M2P264Y1MC009621	H902393	Tennessee
East Tennessee Consultants, Inc.	Pickup Truck	2008 Dodge Ram-150 Vanilla #638	1D7HU18N58S584933	8H19734	Tennessee
East Tennessee Consultants, Inc.	Pickup Truck	2008 Dodge-Ram-150 Grey #639	1D7HU18228J231223	8H19540	Tennessee
East Tennessee Consultants II, LLC	Winch Truck	1995 Ford Winch truck #692	1FDXF80C8SVA18334	H611778	Tennessee
East Tennessee Consultants II, LLC	Rig	1981 Ford W/S Meal Rig #693	1FDNR70U3BVJ37150	WDO229	Tennessee
East Tennessee Consultants, Inc.	Trailer	1998 Hurst Trailer	1H9T31623W1057204	T1959943	Tennessee
East Tennessee Consultants, Inc.	Pickup Truck	03 Chevy 1500 4 Door	1GCGK13U53F237386	84H1378	Tennessee

East Tennessee Consultants, Inc.	Pickup Truck	00 Chevy 1500	1GCEK19T6YE290293	84H1379	Tennessee
East Tennessee Consultants, Inc.	Pickup Truck	03 Chevy 1500	1GCEK14T73Z319762	050H132	Tennessee
East Tennessee Consultants, Inc.	Truck	1996 Ford 350 Bucket Truck	1FDJF37H5TEB08603	053H1421	Tennessee
East Tennessee Consultants, Inc.	Pickup Truck	1987 Ford 250	1FTHF2610HNA96921	J6204Y	Tennessee
Miller Energy Resources, Inc.	SUV	1994 Toyota Land Cruiser	JT3DJ81W0R0078084	52541204	Tennessee
Miller Energy Resources, Inc.	SUV	2001 Chevrolet Suburban	3GNFK16T41G270655	63838415	Tennessee
Miller Energy Resources, Inc.	SUV	2008 Cadillac Escalade	1GYFK66868R206381	86285815	Tennessee
Miller Energy Resources, Inc.	Truck	1987 Ford Vacuum Truck	1FDWK70U2HVA64583	75889684	Tennessee
Miller Energy Resources, Inc.	Truck	Ford 550	1FDAF567F6XEC20262	35596275	Georgia [currently replacing certificate of title and transferring to TN]
Miller Energy Resources, Inc.	Sedan	2003 Mercedes SL500	WDBSK75F63F033772	79267126	Tennessee
Miller Energy Resources, Inc.	Truck	1993 Kodak Winch Truck	1GBL7H1M5PJ108728	6297955-01	Tennessee

Miller Energy Resources, Inc.	Bus	Bus Prevost Royal Motorcoach	2PCW33496Y1027084	80861250	Tennessee
Miller Energy Resources, Inc.	Truck	1992 International 4700	1HSSCNKN1NH409551	68911745	Tennessee
Miller Energy Resources, Inc.	Truck	1985 Int'l Truck (Kelso)	1HT2BDUR1FHA42923	87071721	Tennessee
Miller Energy Resources, Inc.	Truck	1995 GMB Topkick Dump Truck	1GDJC34K0SE506258	79267064	Tennessee
Miller Energy Resources, Inc.	All-Terrain Vehicle	2011 Polaris ATV RZRS4 EPS	4XAXY76A7BB072926	81868047	Tennessee
Miller Energy Resources, Inc.	Truck	1991 International Truck	2HTTUGJT1MC046084	87339739	Tennessee
Miller Energy Resources, Inc.	Self-Propelled Rig	2007 Atlas Copco RD20 III	1CYDGV5887T047843	86323967	Tennessee
Miller Energy Resources, Inc.	Truck	1995 Ford Smeal 12R	1FTYS95W5SVA58433	79266692	Tennessee
Cook Inlet Energy LLC	Pickup Truck	1993 Ford F350	2FTJW36H8PLB01629	AK778828 [Transfer from Forcenergy to CIE pending]	Alaska
Cook Inlet Energy LLC	ATV	1999 Honda Fourtrax	47BTE2243X4004503	Certificate of Origin: 016871159	Alaska
Cook Inlet Energy LLC	Snowmobile	1999 SkiDoo Scandic	1430-00047	Certificate of Origin: B-0665014	Alaska
Cook Inlet Energy LLC	Crew Cab Flatbed Truck	2000 Ford F550	1FDAW57F31EB36746	AK894764 [Transfer from Forcenergy to CIE pending]	Alaska
Cook Inlet Energy LLC	Extended Cab Pickup	1997 Ford F250	1FTHX26F6VEC56000	AK1240999 [Transfer from Forcenergy to CIE pending]	Alaska

Cook Inlet Energy LLC	ATV	2001 Honda Rubicon	47BTE260314029254	Certificate of Origin 020365247	Alaska
Cook Inlet Energy LLC	16’ Spill Response Boat	Honda Jet Lowe Boat	OMCL0928J001	AK 1067360	Alaska
Cook Inlet Energy LLC (Scout Lake Contractors)	Fuel Truck	1988 Int’l S1954	1HTLDZ5N7JH584462	AK993246	Alaska
Cook Inlet Energy LLC	Vac Truck	1974 Int’l (White)	25947DGA18253	AK 670271	Alaska
Cook Inlet Energy LLC	Vac Truck	2002 Freightliner	1FVHBXAK62HJ35014	AK2677139	Alaska
Cook Inlet Energy LLC	#2 Crew Cab Pickup	2002 Ford F350	1FTSW31F72EB31928	AK1173639	Alaska
Cook Inlet Energy LLC	#3 Crew Cab Pickup	2002 Ford F350	3FTSW31FX2MA14709	AK1173641	Alaska
Cook Inlet Energy LLC	#4 Crew Cab Pickup	2002 Ford F350	1FTSW31F02EB30720	AK1173638	Alaska
Cook Inlet Energy LLC	#5 Crew Cab Pickup	2002 Ford F350	1FTSW31F32EA97115	AK1173640	Alaska
Cook Inlet Energy, LLC	SUV	2011 Kia Sorento	5XYKTCA16BG127874	AK3596245	Alaska
Miller Energy Resources, Inc.	Truck	1986 Mack; Model R60, Body Type DS	1M2N179Y2GA004491	TITLE NO. 798172811	Tennessee
Miller Energy Resources, Inc.	Pickup Truck	2011 Landrover	SALMF1E42BA348454	82800074	Tennessee
Miller Petroleum Inc.	Pickup Truck	2010 Ford F150	1FTFW1EV3AFB86148	80875305	Tennessee

Miller Energy Resources, Inc.	Crane	1985 Smeal CC	1CYDCG28XFT031802	75889628	Tennessee
Miller Energy Resources, Inc.	Pickup Truck	2008 Dodge Ram 1500	1D7HU18N58S605411	78193471	Tennessee
Miller Energy Resources, Inc.	Pickup Truck	2008 Dodge Ram 350	3D7MX48A78G137130	87502958	Tennessee
Miller Energy Resources, Inc.	Pickup Truck	2003 Chevy Silverado	1gchk23133f190357	84134584	Tennessee
Miller Energy Resources, Inc.	Pickup Truck	2008 Ford F250	1FTSX21R88EA61415	83434524	Tennessee
Miller Energy Resources, Inc.	Vacuum Truck	1993 Kenworth	1XKWDB0X3PS585313	61600987	Tennessee
Miller Energy Resources, Inc.	Vacuum Truck	1986 Kenworth	2NKCL20X4GM329051	78132844	Tennessee
Miller Energy Resources, Inc.	Winch Truck	2007 Sterling	2FWJA3CV57AW81930	86291057	Tennessee
Miller Energy Resources, Inc.	Winch Truck	2007 Sterling	2FWJA3CV77AW81931	86291056	Tennessee
Miller Energy Resources, Inc.	Winch Truck	1995 Ford F70	1FDF70J9SVA732714	87066066	Tennessee
Miller Energy Resources, Inc.	Rig	1991 RD20	44KCD8488MWZ17393	86323968	Tennessee
Miller Energy Resources, Inc.	Truck	2001 Dodge Q35	1B7MC33691J590267	87906674	Tennessee
Cook Inlet Energy, LLC	Trailer	Altor Trailer for XQ350 Generator	1A9BS20261P450703	0203120402	Washington

Cook Inlet Energy, LLC	Trailer	Karavan Spill Response Boat Trailer	5KTBS191X1F02761	1067360	Alaska
Cook Inlet Energy, LLC	Pickup Truck	2005 Chevy Tool Box Truck	1GBJK34UX5E303007	3774145	Alaska
Cook Inlet Energy, LLC	Crew Cab Pick Up Truck	2008 Ford F350	1FTWW31R28ED84160	4239720	Alaska

Vehicles Subject to Optional Title with no Certificate of Title Currently Present

Each of the following vehicles is believed to be subject to an Alaska titling statute that permits but does not require titling of certain construction equipment. No certificate of title is in the possession of any Borrower. It is not known whether certificates of title have ever been issued for these vehicles.

Loan Party	Type of Vehicle	Make and Model	Serial No.	State of Registration and Registration Number	State of Issuance of Certificate of Title
Cook Inlet Energy LLC	Bucket Loader	Caterpillar 966	1SL01399	N/A	N/A
Cook Inlet Energy LLC	Generator	Caterpillar XQ350	E46-JVN89	N/A	N/A

Vehicles with no Title Currently Present

The certificates of title regarding the following vehicles cannot be located. It is not known at this time whether they are lost, misplaced, or were never issued.

Loan Party	Type of Vehicle	Make and Model	Serial No.	State of Registration and Registration Number	State of Issuance of Certificate of Title
East Tennessee Consultants, Inc.	Bulldozer	John Deere 450E Dozer #619	TO450EC741418	N/A	N/A - Certificate of title lost or not currently available
East Tennessee Consultants II, LLC	Grader	1957 Motor Grader #696	70D3602	N/A	N/A - Certificate of title lost or not currently available
East Tennessee Consultants II, LLC	Winch Truck	Winch truck #691	Unknown	N/A	N/A - Certificate of title lost or not currently available
Miller Energy Resources, Inc.	Trailer	Vulcan Trailers	Unknown	N/A	N/A - Certificate of title lost or not currently available

Miller Energy Resources, Inc.	Trailer	1979 Axtec 30' Trailer	Unknown	N/A	N/A - Certificate of title lost or not currently available
Miller Energy Resources, Inc.	Trailer	35 Ton Oil Field Lowboy Flatbed Trailer	Unknown	N/A	N/A - Certificate of title lost or not currently available
Miller Energy Resources, Inc.	Truck	1986 Mack R686ST	Unknown	N/A	N/A - Certificate of title lost or not currently available
Miller Energy Resources, Inc.	Trailer	Freehauf Lowboy Trailer	FW114584	N/A	N/A - Certificate of title lost or not currently available
Miller Energy Resources, Inc.	Trailer	1981 Dickerson Oilfield Float	1D950TLD8BS002122	N/A	N/A - Certificate of title lost or not currently available
Cook Inlet Energy LLC	Spill Trailer with Spill Equipment in it	Spill Response Van	53126	N/A	N/A - Certificate of title lost or not currently available
Miller Energy Resources, Inc.	Trailer	Flatbed Trailer T-79	120151L	N/A	N/A - Certificate of title lost or not currently available
Cook Inlet Energy LLC	Vac Truck	Int’l 4070B	103322228	N/A	N/A - Certificate of title lost or not currently available
Cook Inlet Energy LLC	Mack Truck	End Dump	DML821SX001023	N/A	N/A - Certificate of title lost or not currently available
Miller Energy Resources, Inc.	Trailer	2011 Shorelander ATV Trailer	1MDFHAM10BA461727	N/A	N/A - Certificate of title lost or not currently available
Cook Inlet Energy, LLC	#1 Portable Housing Unit	2 bedroom and Office	REMS12560401253	N/A	N/A - Certificate of title lost or not currently available
Cook Inlet Energy, LLC	#2 Portable Housing Unit	2 bedroom and Office	REMS12560401254	N/A	N/A - Certificate of title lost or not currently available
Cook Inlet Energy, LLC	Actor Portable	Tools Storage			N/A - Certificate of title lost or not currently available

Cook Inlet Energy, LLC	Excavator	1994 Hitachi EX150	1333489	N/A - Certificate of title lost or not currently available
Cook Inlet Energy, LLC	Frost Fighter	Totem Diesel 500,000 BTU	1120046	N/A - Certificate of title lost or not currently available
Cook Inlet Energy, LLC	Frost Fighter Trailer	Totem Diesel 1,000,000 BTU	GJ513785	N/A - Certificate of title lost or not currently available
Cook Inlet Energy, LLC	Air Compressor	I/R 185	4FVCABAA41U319265	N/A - Certificate of title lost or not currently available
Cook Inlet Energy, LLC	Equipment Trailer	15 Ton		N/A - Certificate of title lost or not currently available
Cook Inlet Energy, LLC	Crawler with Winch	Caterpiller D6		N/A - Certificate of title lost or not currently available
Cook Inlet Energy, LLC	International Dynamic Trailer with Loading Ramp	12,000 lbs		N/A - Certificate of title lost or not currently available
Cook Inlet Energy, LLC	Polaris 4x4 ATV	2013 Brutus HD	4XA2M9JD0D7331801	N/A - Certificate of title lost or not currently available
Cook Inlet Energy, LLC	Polaris 4x4 ATV	2013 Brutus HD	4XA2M9JDXD7330106	N/A - Certificate of title lost or not currently available

Schedule 7

SECURITIES ACCOUNTS, COMMODITY ACCOUNTS AND DEPOSIT ACCOUNTS

MILLER ENERGY RESOURCES	BANK ACCOUNT LISTING 1/14/14
BANK NAME	ACCT NAME	ACCT TYPE	BANK ACCT #	GL ACCT #	GL COMPANY	Balance 1/13/14
SunTrust	Miller Energy Income 2009-A LP	Checking (Interest payments to investors)	[Redacted]	1020	00MEI	404.19
Fifth Third Bank	Miller Energy Resources INC Tennessee Operations	Checking (Deposit Account subject to Control Agreement for so long as permitted by Section 8.16 of the Credit Agreement in connection with the Second Lien Term Loan Agreement)	[Redacted]	1012	00MPI	25,893.33
First National Bank Oneida	Miller Energy Resources INC	Checking (Field / A/P)	[Redacted]	1015	00MPI	1,395.09
SunTrust	Miller Energy Resources INC	Checking (Payroll / General)	[Redacted]	1020	00MPI	2,720,516.06
SunTrust	Miller Petroleum INC	CD (Certificated & Non-negotiable - Helf for collateral on SunTrust Visa)	[Redacted]	1029	00MPI	100,392.55
Plains Capital Bank	Miller Petroleum INC	Checking (Interest bearing / General)	[Redacted]	1031	00MPI	30,086.37
Fifth Third Bank	Miller Energy Resources INC	Checking (Deposit Account subject to Control Agreement for so long as permitted by Section 8.16 of the Credit Agreement in connection with the Second Lien Term Loan Agreement)	[Redacted]	1040	00MPI	8,333.81
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,002.80

First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,546.73
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,023.77
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State)	[Redacted]	1910	00MPI	1,588.57
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,588.57

First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,002.27
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00

First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State) for Plugging/Abandonment	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,002.15
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00

First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,000.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
First National Bank Oneida	Miller Services Inc.	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	1,500.00
SunTrust	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	20,021.77
SunTrust	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	20,021.77

SunTrust	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	20,021.77
SunTrust	Miller Energy Resources INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1910	00MPI	4,803.20
SunTrust	Miller Petroleum INC	Trust Acct (Held for EPA Bond-KTO wells)	[Redacted]	1910	00MPI	11,100.00
SunTrust	Miller Petroleum INC	CD (Certificated & Non-negotiable - Held for Plugging / Abandonment))	[Redacted]	1920	00MPI	180,706.58
SunTrust	Cook Inlet Energy LLC	Checking (A/P / Royalties / General / Payroll)	[Redacted]	1010	CIE12	0
Fifth Third	Miller Energy Resources Alaska Operations	Checking (Deposit Account subject to Control Agreement for so long as permitted by Section 8.16 of the Credit Agreement in connection with the Second Lien Term Loan Agreement)	[Redacted]	1012	CIE12	5,421,070.59
First National Bank Alaska	Cook Inlet Energy LLC	Checking (Field / A/P)	[Redacted]	1030	CIE12	253,327.39
First National Bank Alaska	Cook Inlet Energy LLC	Savings (Receives interest from CD’s)	[Redacted]	1040	CIE12	7,223.41
First National Bank Alaska	Cook Inlet Energy LLC	Checking (Field - Otter)	[Redacted]	1060	CIE12	closed account
First National Bank Alaska	Cook Inlet Energy LLC	Checking (Field - Tiger Eye)	[Redacted]	1080	CIE12	15,729.89
First National Bank Alaska	Cook Inlet Energy LLC	Checking (CIRI CD Saving Acct -Collateral for Bond Agreement) This is a restricted account)	[Redacted]	1901	CIE12	585,492.08
First National Bank Alaska	Cook Inlet Energy LLC	CD - AOGCC Statewide Operator	[Redacted]	1901	CIE12	200,000.00
First National Bank Alaska	Cook Inlet Energy LLC	CD - EPA Class 1 Injection Well	[Redacted]	1901	CIE12	324,000.00
First National Bank Alaska	Cook Inlet Energy LLC	CD - Redoubt Reclamation Bond	[Redacted]	1901	CIE12	1,000,000.00
First National Bank Alaska	Cook Inlet Energy LLC	CD	[Redacted]	1910	CIE12	Closed
First National Bank Alaska	Cook Inlet Energy LLC	CD	[Redacted]	1910	CIE12	Closed
First National Bank Alaska	Cook Inlet Energy LLC	CD - Susitna #4 Work Commitment	[Redacted]	1910	CIE12	225,000.00
First National Bank Alaska	Cook Inlet Energy LLC	CD - Susitna #4 Work Commitment	[Redacted]	1910	CIE12	25,000.00
First National Bank Alaska	Cook Inlet Energy LLC	CD - Susitna #4 Work Commitment	[Redacted]	1910	CIE12	31,250.00
First National Bank Alaska	Cook Inlet Energy LLC	CD - Susitna #4 Work Commitment	[Redacted]	1910	CIE12	40,178.57
First National Bank Alaska	Cook Inlet Energy LLC	CD - Susitna #5 Work Commitment	[Redacted]	1910	CIE12	50,000.00

First National Bank Alaska	Cook Inlet Energy LLC	CD - Susitna #5 Work Commitment	[Redacted]	1910	CIE12	12,500.00
First National Bank Alaska	Cook Inlet Energy LLC	CD - Susitna #5 Work Commitment	[Redacted]	1910	CIE12	20,833.33
First National Bank Alaska	Cook Inlet Energy LLC	CD - Olson Creek Lease Performance	[Redacted]	1910	CIE12	250,000.00
First National Bank Alaska	Cook Inlet Energy LLC	CD - Otter Lease Performance	[Redacted]	1910	CIE13	1,200,000.00
First National Bank Alaska	Cook Inlet Energy LLC	CD - DNR Statewide Operator Liability	[Redacted]	1920	CIE12	500,000.00
First National Bank Alaska	Cook Inlet Energy LLC	CD - Statewide Land Use Liability	[Redacted]	1920	CIE12	100,000.00
Progressive Savings Bank	East Tennessee Consultants INC	Checking (Gas/Oil Rev Dist Acct)	[Redacted]	1007	EINC0	72,495.48
Citizens Bank	East Tennessee Consultants INC PDC Oil Account	Checking (Gas/Oil Rev Dist Acct)	[Redacted]	1008	EINC0	230,672.31
Citizens Bank	East Tennessee Consultants INC Oil Account	Checking (Gas/Oil Rev Dist Acct)	[Redacted]	1009	EINC0	276,893.51
SunTrust	East Tennessee Consultants INC	Checking (Field General Acct)	[Redacted]	1010	EINC0	354.86
Regions Bank	East Tennessee Consultants INC	Checking (Field A/P Acct)	[Redacted]	1030	EINC0	124,029.38
Regions Bank	East Tennessee Consultants INC	Checking (Field Payroll/General Acct)	[Redacted]	1040	EINC0	468,334.71
Progressive Savings Bank	East Tennessee Consultants INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1815	EINC0	10,000.00
Progressive Savings Bank	East Tennessee Consultants INC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1816	EINC0	60,000.00
Progressive Savings Bank	East Tennessee Consultants LLC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1815	ELLC0	10,000.00
Progressive Savings Bank	East Tennessee Consultants LLC	CD (Certificated & Non-negotiable - Held by State for Plugging/Abandonment)	[Redacted]	1816	ELLC0	70,000.00
SunTrust	Miller Drilling TN LLC	Checking (Payroll/A/P)	[Redacted]	1010	MDT00	0
First National Bank Oneida	Miller Drilling TN LLC	Checking (Field/A/P)	[Redacted]	1050	MDT00	151,212.20

First National Bank Oneida	Miller Energy Services LLC	Checking (Dormant Acct)	[Redacted]	1010	MES00	634.05

Schedule 8

LETTERS OF CREDIT

NONE

Schedule 9

INTELLECTUAL PROPERTY

PATENTS AND PATENT LICENSES
NONE

TRADEMARKS AND TRADEMARK LICENSES

Mark	Description	Type
MILLER ENERGY RESOURCES	Text mark	Common-law

	Miller Energy Resources flame logo	Common-law
EAST TENNESSEE CONSULTANTS	Text mark	Common-law
COOK INLET ENERGY	Text mark	Common-law
MILLER DRILLING	Text mark	Common-law
	Cook Inlet Energy logo	Common -law

COPYRIGHTS
NONE

IP LICENSES

NONE

Schedule 10

DRILLING RIGS

Loan Party	Type of Rig	Manufacturer Make and Model	Engine Capacity
Miller Energy Resources, Inc.	Platform Drilling Rig (up to 20,000 ft)	1320 National Drawworks Custom Rig (Rig #35 - currently located in Alaska)	2000 Horsepower
Miller Energy Resources, Inc.*	Drilling rig (up to 6000 ft)	Atlas Copco RD20 rig (Rig #34 - currently located in Alaska)	760 Horsepower
Miller Energy Resources, Inc.	Drilling rig (up to 5500 ft)	INGERSOL Rand Model RD20 long tower derrick	700 Horsepower
Miller Energy Resources, Inc.	Service rig (up to 6000 ft)	1974 Int’l Witchtek rig	175 Horsepower
Miller Energy Resources, Inc.	Drilling Rig(up to 25,000 ft)	National 1320 Drilling Rig	2400 Horsepower

* Indicates Rig is subject to Certificate of Title.

Workover rigs are not included on this schedule.

Schedule 11

COMMERCIAL TORT CLAIMS

NONE.

ACKNOWLEDGMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of June 2, 2014 (the “Agreement”), made by the Grantors parties thereto for the benefit of KeyBank National Association, as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:
1.    The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.
2.    The terms of Sections 7.01(c) and 7.05 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Sections 7.01(c) or 7.05 of the Agreement.
[NAME OF ISSUER]

By:
Title:

Address for Notices:

Fax:

*This consent is necessary only with respect to any Issuer which is not also a Grantor. This consent may be modified or eliminated with respect to any Issuer that is not controlled by a Grantor.

Annex I
Assumption Agreement
ASSUMPTION AGREEMENT, dated as of ________________, 201__, made by ______________________________, a ______________ (the “Additional Grantor”), in favor of KeyBank National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning assigned to them in such Credit Agreement.
W I T N E S S E T H:
WHEREAS, Miller Energy Resources, Inc. (the “Borrower”), the Lenders, the Administrative Agent and the other Agents, have entered into a Credit Agreement, dated as of June 2, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries have entered into the Guarantee and Collateral Agreement, dated as of June 2, 2014 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Lenders and Affiliates of the Lenders;
WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and
WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;
NOW, THEREFORE, IT IS AGREED:
1.    Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 10.11 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder and expressly grants to the Administrative Agent, for the benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement), a security interest in all Collateral owned by such Additional Grantor to secure all of such Additional Grantor’s obligations and liabilities thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1 through 10 to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article V of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
2.    Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GRANTOR]

By:
Name:
Title: